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                                AMENDMENT NO. 2

                                       TO

                              MANAGEMENT AGREEMENT

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                  AMENDMENT NO. 2 dated as of April 11, 1994 to the Management
Agreement dated as of January 3, 1991, as amended as of January 1, 1993 (as amended, the "Management Agreement") by and between WPN Corp. ("WPN"), a New York corporation having an office at 126 Hurst Lane, Bellevue, Idaho 83313 and Wheeling-Pittsburgh Corporation (the "Company"), a Delaware corporation having an office at 110 East 59th Street, New York, New York 10022.

                             W I T N E S S E T H :

                  WHEREAS, the parties hereto have entered into a Management Agreement pursuant to which WPN is furnishing certain management, advisory and consulting services to the Company, which agreement provides that the fee thereunder shall be subject to adjustment annually upon agreement of the parties; and

                  WHEREAS, in light of the financial performance of the Company and Wheeling-Pittsburgh Steel Corporation, a wholly owned subsidiary of the Company, and the efforts of WPN in assisting the Company to reduce the Company's high interest debt and improve its capital base and financial condition, the parties to the Management Agreement wish to amend the compensation paid to WPN under the terms of the Management Agreement.

                  NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

                  1. The first sentence of Section 2 of the Management Agreement is amended to read as follows:

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                  "This Agreement shall continue effective as of April 1, 1994, for a one (1) year term and shall automatically renew for successive one (1) year periods unless and until terminated by either party, on any anniversary date, upon not less than sixty (60) days prior written notice to the other."

                  2. Section 3.01 of the Management Agreement is hereby amended effective April 1, 1994 in its entirety to read as follows:

                           3.01 The Company shall pay WPN a fixed monthly fee of
                  $458,333.33 in advance on the first day of each month.

                  3. Except as modified above, the terms and conditions of the Management Agreement are hereby confirmed and shall remain in full force and effect.

                  4. This Amendment No. 2 shall be effective retroactive to April 1, 1994.

                  IN WITNESS WHEREOF, the parties have duly executed this Amendment No. 2 as of the date first above written.




                                   WPN CORP.

                                   By:
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                                      Ronald LaBow, President

                                   WHEELING-PITTSBURGH CORPORATION

                                   By:
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                                      Frederick Chbosky, Chief Financial Officer

20038.

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